                                       SUMMARY
       PURCHASE AND SALE AGREEMENT FOR ILLINOIS, MICHIGAN, AND CALIFORNIA LAND

The Purchase and Sale Agreement dated May 29, 1997, between the Company and The Prudential Insurance Company of America covering Illinois, Michigan, and California land as amended by the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, 1997, and the Third Amendment thereto dated August 5, 1997, (the "Land Agreement") is substantially identical to the Purchase and Sale Agreement dated May 29, 1997 between the Company and The Prudential Insurance Company of America covering Texas properties as amended by the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, 1997, and the Third Amendment thereto dated August 5, 1997, which is filed herewith (the "Filed Agreement"). Material differences between the Land Agreement and the Filed Agreement are set forth below.

     - Description of the Illinois, Michigan, and California land: see the attached Exhibit A

     -    Purchase price for the Illinois, Michigan, and California land:
          $14,423,000

     - Allocation of purchase price among the parcels comprising Illinois, Michigan, and California land: see the attached Exhibit B

     -    Required deposit: $73,512

                                      EXHIBIT A
                               INDUSTRIAL LAND PACKAGE

PRUDENTIAL
PROPERTY #    PROPERTY NAME                LOCATION              EXHIBIT

01152000      Huron Comm. Cntr-Land        New Boston, MI          A-7
01152024      Huron Comm. Cntr-Ford Pk     New Boston, MI          A-8

01007001      Cedarpointe Phase I          Ontario, CA             A-17
01007020      Cedarpointe Phase III        Ontario, CA             A-18
01007021      Cedarpointe Phase II         Ontario, CA             A-19

01122000      Corporate Crossing           Bolingbrook, IL         A-35

EXHIBIT A- 7 and A-8
HURON COMMERCE CENTER
NEW BOSTON, MI

PARCEL D (HURON COMMERCE)

A PARCEL OF LAND LOCATED IN SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN MORE PARTICULARLY DESCRIBED AS BEGINNING AT THE N 1/4 CORNER OF SAID SECTION 5, THENCE ALONG THE NORTH SECTION LINE OF SECTION 5 AND THE CENTERLINE OF PENNSYLVANIA ROAD, N88DEG. 28'31"E 508.44 FEET; THENCE S01DEG. 31'29"E 50.00 FEET; THENCE ALONG THE SOUTH RIGHT-OF-WAY LINE OF PENNSYLVANIA ROAD (VARIABLE WIDTH) N88DEG. 28'31"E 155.00 FEET AND S01DEG. 12'03"E 25.00 FEET AND N88DEG. 28'31"E 261.50 FEET AND S01DEG. 31'29"E 25.00 FEET AND N88DEG. 28'31"E 258.50 FEET; THENCE S01DEG. 23'03"E 230.00 FEET; THENCE
N88DEG. 28'31"E 130.38 FEET; THENCE ALONG THE WEST RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 275 THE FOLLOWING COURSES AND DISTANCES: (1) S01DEG. 21'18"E 2141.51 FEET; (2) S01DEG. 46'03"W 160.88 FEET; (3) S01DEG. 51'57"W
189.55 FEET; (4) S01DEG. 24'17"E 398.04 FEET; (5) S01DEG. 35'43"W 474.75
FEET; (6) S12DEG. 12'57"W 393.89 FEET; (7) S33DEG. 25'17"W 393.74 FEET; (8)
S44DEG. 00'48"W 295.05 FEET; THENCE S88DEG. 47'37"W 417.75 FEET ALONG A LINE 660 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF SAID SECTION 5; THENCE S01DEG. 17'16"E 585.00 FEET; THENCE ALONG THE NORTH RIGHT-OF-WAY LINE OF SIBLEY ROAD (THE NORTH 1/2 BEING 75 FEET WIDE), S88DEG. 47'37"W 330.57 FEET TO A POINT WHICH IS LOCATED N01DEG. 17'16"W 75.00 FEET ALONG THE N-S 1/4 LINE OF SAID SECTION 5 FROM THE SOUTH 1/4 CORNER OF SECTION 5; THENCE ALONG THE NORTH RIGHT-OF-WAY LINE OF SIBLEY ROAD (N 1/2 BEING 75 FEET) S88DEG. 54'17"W
25.65 FEET; THENCE ALONG THE EASTERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD (FORMERLY KNOWN AS CHESAPEAKE AND OHIO RAILROAD) THE FOLLOWING COURSES AND
DISTANCES: (1) N01DEG. 19'44"W 1245.25 FEET; (2) N01DEG. 36'46"W 1314.95
FEET; (3) N01DEG. 26'01"W 2626.04 FEET TO THE NORTH LINE OF SECTION 5 AND THE CENTERLINE OF PENNSYLVANIA ROAD; THENCE ALONG THE NORTH LINE OF SECTION 5, N88DEG. 41'06"E 40.00 FEET TO THE POINT OF BEGINNING.

EXCEPT PARCELS A, B, AND C WHICH ARE MORE PARTICULARILY DESCRIBED BELOW, AND SUBJECT TO THE ROAD EASEMENTS FOR INGRESS AND EGRESS AND MAINTENANCE OF PUBLIC UTILITIES AND ELECTRIC EASEMENTS AND STORM DRAINAGE EASEMENTS AND ALL OTHER EASEMENTS OR RESTRICTIONS OF RECORD OR OTHERWISE.

CONTAINING 126.5699 ACRES.

LESS AND EXCEPT THOSE PARCELS A, B AND C MORE PARTICULARILY DESCRIBED AS
FOLLOWS:

PARCEL A (HURON COMMERCE)

A PARCEL OF LAND LOCATED IN PART OF THE SW 1/4 OF THE NE 1/4 OF SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE N 1/4 CORNER OF SECTION 5, T.4S., R.9E., THENCE N88DEG. 28'31"E 464.28 FEET ALONG THE NORTH LINE OF SAID SECTION 5 AND THE CENTERLINE OF PENNSYLVANIA ROAD (66 FEET WIDE) TO THE INTERSECTION OF THE CENTERLINES OF PENNSYLVANIA ROAD AND PROPOSED COMMERCE DRIVE EASEMENT (86 FT. WIDE) TO THE SOUTH; THENCE S01DEG. 20'43"E 554.75 FEET ALONG THE CENTERLINE OF SAID COMMERCE DRIVE TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND THE CENTERLINE OF SAID COMMERCE DRIVE AN ARC DISTANCE OF 831.83 FEET (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 44DEG. 57'45", A CHORD BEARING OF S23DEG. 49'35"E AND A CHORD DISTANCE OF 810.65 FEET); THENCE S46DEG. 18'28"E 5.99 FEET ALONG THE CENTERLINE OF SAID COMMERCE DRIVE (86 FT.
WIDE) TO THE BEGINNING OF THE CENTERLINE OF PROPOSED COMMERCE DRIVE (60 FT.
WIDE); THENCE S43DEG. 41'32"W 30.00 FEET TO THE INTERSECTION OF THE EASTERLY LINE OF PROPOSED WOODLAND DRIVE EASEMENT (86 FT. WIDE) AND THE SOUTHERLY LINE OF COMMERCE DRIVE (60 FT. WIDE) BEING THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE S46DEG. 18'28"E 357.50 FEET ALONG SAID SOUTHERLY LINE OF COMMERCE DRIVE; THENCE S 43DEG. 41'32"W 248.88 FEET TO THE NORTHEASTERLY CORNER OF PARCEL "B"; THENCE S88DEG. 39'17"W 351.67 FEET ALONG THE NORTH LINE OF PARCEL "B" TO A POINT ON THE EASTERLY LINE OF THE WOODLAND DRIVE (86 FT.
WIDE); THENCE ALONG A CURVE TO THE RIGHT ALSO BEING THE EASTERLY LINE OF WOODLAND DRIVE, AN ARC DISTANCE OF 383.87 FEET (SAID CURVE HAVING A RADIUS OF
657.00 FEET, A CENTRAL ANGLE OF 33DEG. 28'37", A CHORD BEARING OF N26DEG. 57'13"E AND A CHORD DISTANCE OF 378.44 FEET) TO A POINT OF TANGENCY; THENCE N43DEG. 41'32"E 135.32 FEET TO THE POINT OF BEGINNING. CONTAINING 3.0836 ACRES AND SUBJECT TO THE ROAD EASEMENTS FOR HURON COMMERCE FOR INGRESS AND EGRESS AND MAINTENANCE OF PUBLIC UTILITIES AND THE HURON COMMERCE ELECTRIC EASEMENT AND SUBJECT TO THE RIGHTS AND RESTRICTIONS OF RECORD OR OTHERWISE.

PARCEL B (HURON COMMERCE)

A PARCEL OF LAND LOCATED IN PART OF THE SW 1/2 OF THE NE 1/4 OF SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE N. 1/4 CORNER OF SECTION 5, T.4S., R.9E., THENCE N88DEG. 28'31"E. 464.28 FEET ALONG THE NORTH LINE OF SAID SECTION 5 AND THE CENTERLINE OF PENNSYLVANIA ROAD (66 FT. WIDE) TO THE INTERSECTION OF THE CENTERLINES OF PENNSYLVANIA ROAD AND PROPOSED COMMERCE DRIVE EASEMENT (86 FT.
WIDE) TO THE SOUTH; THENCE S01DEG. 20'43"E. 554.75 FEET ALONG THE CENTERLINE OF SAID COMMERCE DRIVE TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND THE CENTERLINE OF SAID COMMERCE DRIVE AN ARC DISTANCE OF 794.81 FEET (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 42DEG. 57'42", A CHORD BEARING OF S.22DEG. 49'34"E. AND A CHORD DISTANCE OF 776.32
FEET), TO THE INTERSECTION OF THE CENTERLINES OF COMMERCE DRIVE AND PROPOSED WOODLAND DRIVE EASEMENT (86 FT. WIDE); AND THENCE S.43DEG. 41'32"W 165.96 FEET ALONG THE CENTERLINE OF PROPOSED WOODLAND DRIVE TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND SAID CENTERLINE AN ARC DISTANCE OF
550.23 FEET (SAID CURVE HAVING A RADIUS OF 700.00 FEET, A CENTRAL ANGLE OF 45DEG. 02'15", A CHORD BEARING OF S21DEG. 10'24"W AND A CHORD DISTANCE OF
536.18 FEET); THENCE N88DEG. 39'17"E 43.00 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE S01DEG. 20'43"E 373.34 FEET ALONG THE WESTERLY LINE OF PROPOSED WOODLAND DRIVE; THENCE N88DEG. 39'17"E 365.00 FEET; THENCE N01DEG. 20'43"W 505.00 FEET TO THE SOUTHEASTERLY CORNER OF PARCEL "A"; THENCE S88DEG. 39'17"W 351.67 FEET ALONG THE SOUTHERLY LINE OF PARCEL "A" TO A POINT ON THE EASTERLY LINE OF WOODLAND DRIVE; THENCE ALONG A CURVE TO THE LEFT AND THE EASTERLY LINE OF SAID WOODLAND DRIVE AN ARC DISTANCE OF 132.56 (SAID CURVE HAVING A RADIUS OF 657.00 FEET, A CENTRAL ANGLE OF 11DEG. 33'38", A CHORD BEARING OF S04DEG. 26'02"W AND A CHORD DISTANCE OF 132.34 FEET TO THE
POINT OF BEGINNING.   CONTAINING 4.2181 ACRES AND SUBJECT TO THE ROAD
EASEMENTS FOR HURON COMMERCE FOR INGRESS AND EGRESS AND MAINTENANCE OF PUBLIC UTILITIES AND THE HURON COMMERCE ELECTRIC EASEMENT AND SUBJECT TO THE RIGHTS AND RESTRICTIONS OF RECORD OR OTHERWISE.

PARCEL C (HURON COMMERCE)

A PARCEL OF LAND LOCATED IN PART OF THE SW 1/4 OF THE NE 1/4 AND THE SE 1/4 OF THE NW 1/4, AND THE NE 1/4 OF THE SW 1/4, AND THE NW 1/4 OF THE SE 1/4 OF
SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE N. 1/4 CORNER OF SECTION 5, T.4S., R.9E., THENCE N88DEG. 28'31"E 464.28 FEET ALONG THE NORTH LINE OF SAID SECTION 5 AND THE CENTERLINE OF PENNSYLVANIA ROAD (66 FT. WIDE) TO THE INTERSECTION OF THE CENTERLINES OF PENNSYLVANIA ROAD AND PROPOSED COMMERCE DRIVE EASEMENT(86 FT. WIDE) TO THE SOUTH; THENCE S01DEG. 20'43"E 554.75 FEET ALONG THE CENTERLINE OF SAID COMMERCE DRIVE TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND THE CENTERLINE OF SAID COMMERCE DRIVE AN ARC DISTANCE OF 794.81 FEET (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 42DEG. 57'42", A CHORD BEARING OF S22DEG. 49'34"E AND A CHORD DISTANCE OF 776.32 FEET), TO THE INTERSECTION OF THE CENTERLINES OF COMMERCE DRIVE AND PROPOSED WOODLAND DRIVE EASEMENT (86 FT. WIDE); THENCE S43DEG. 41'32"W 165.96 FEET ALONG THE CENTERLINE OF PROPOSED WOODLAND DRIVE (86 FT. WIDE) TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT AND SAID CENTERLINE AN ARC DISTANCE OF
550.23 FEET (SAID CURVE HAVING A RADIUS OF 700.00 FEET, A CENTRAL ANGLE OF 45DEG. 02'15", A CHORD BEARING OF S21DEG. 10'24"W AND A CHORD DISTANCE OF
536.18 FEET); THENCE S01DEG. 20'43"E 148.28 FEET; THENCE S88DEG. 39'17"W
43.00 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE S01DEG. 20'43"E 620.00 FEET ALONG THE WESTERLY LINE OF WOODLAND DRIVE EASEMENT (86 FT. WIDE); THENCE S88DEG. 39'17"W 418.59 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF THE CSX RAILROAD (FORMERLY KNOWN AS THE CHESAPEAKE AND OHIO RAILROAD); THENCE N01DEG. 36'45"W 30.53 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE N01DEG. 26'01"W 589.47 FEET; THENCE N88DEG. 39'17"E
419.64 FEET TO THE POINT OF BEGINNING. CONTAINING 5.9512 ACRES AND SUBJECT TO THE ROAD EASEMENTS FOR HURON COMMERCE FOR INGRESS AND EGRESS AND MAINTENANCE OF PUBLIC UTILITIES AND THE HURON COMMERCE ELECTRIC EASEMENT AND SUBJECT TO THE RIGHTS AND RESTRICTIONS OF RECORD OR OTHERWISE.

SUBJECT TO A
ROAD EASEMENT DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LOCATED IN PART OF THE E 1/2 OF SECTION 5, T.4S., R.9E., HURON TOWNSHIP, WAYNE COUNTY, MICHIGAN FOR THE PURPOSES OF INGRESS AND EGRESS STORM WATER DRAINAGE, AND THE MAINTENANCE OF PUBLIC UTILITIES AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE N 1/4 CORNER OF SECTION 5, T.4S., R.9E., THENCE N88DEG. 28'31"E 464.28 FEET ALONG THE CENTERLINE OF PENNSYLVANIA ROAD (CURRENTLY 66 FEET WIDE) AND THE NORTH LINE OF SAID SECTION 5; THENCE S01DEG. 20'43"E 33.00 FEET TO A POINT "A1" AND THE POINT OF BEGINNING OF THE CENTERLINE OF COMMERCE DRIVE EASEMENT (PROPOSED TO BE 86 FEET WIDE); THENCE ALONG SAID CENTERLINE OF PROPOSED COMMERCE DRIVE THE FOLLOWING 4 COURSES AND DISTANCES: 1) S01DEG. 20'43"E 521.75 FEET TO A POINT OF CURVATURE; 2) THENCE ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 794.81 FEET TO A POINT "B1" (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 42DEG. 57'42", A CHORD BEARING OF S22DEG. 49'34"E, AND A CHORD DISTANCE OF 776.32 FEET); 3) THENCE CONTINUING ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 37.02 FEET TO A POINT OF TANGENCY (SAID CURVE HAVING A RADIUS OF 1060.00 FEET, A CENTRAL ANGLE OF 02DEG. 00'03", A CHORD BEARING OF S45DEG. 18'20"E, AND A CHORD DISTANCE OF
37.01 FEET); 4) THENCE S46DEG. 18'28"E 5.99 FEET TO THE END OF PROPOSED COMMERCE DRIVE AS AN 86 FOOT WIDE EASEMENT AND THE BEGINNING OF SAID COMMERCE DRIVE AS A 60 FT. EASEMENT; THENCE CONTINUING ALONG THE CENTERLINE OF SAID COMMERCE DRIVE AS A 60 FOOT EASEMENT THE FOLLOWING COURSES AND DISTANCES: 1) S46DEG. 18'28"E 470.92 FEET TO A POINT OF CURVATURE; 2) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 708.21 FEET (SAID CURVE HAVING A RADIUS OF
575.00 FEET, A CENTRAL ANGLE OF 70DEG. 34'10", A CHORD BEARING OF S11DEG. 01'23"E, AND A CHORD DISTANCE OF 664.28 FEET); 3) THENCE S24DEG. 15'42"W
190.74 FEET TO A POINT OF CURVATURE; 4) THENCE ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 187.60 FEET (SAID CURVE HAVING A RADIUS OF 475.00 FEET, A CENTRAL ANGLE OF 22DEG. 37'45", A CHORD BEARING OF S12DEG. 56'51"W, AND A CHORD DISTANCE OF 186.39 FEET); 5) THENCE S01DEG. 37'56"W 799.17 FEET TO A POINT OF CURVATURE; 6) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF
381.81 FEET (SAID CURVE HAVING A RADIUS OF 800.00 FEET, A CENTRAL ANGLE OF 27DEG. 20'42", A CHORD BEARING OF S 15DEG. 18'19"W, AND A CHORD DISTANCE OF
378.19 FEET); 7) THENCE S 28DEG. 58'38"W 150.38 FEET TO A POINT OF CURVATURE;

ROAD EASEMENT DESCRIPTIONS (HURON COMMERCE)PAGE 2

8) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 273.34 FEET (SAID CURVE HAVING A RADIUS OF 805.00 FEET, A CENTRAL ANGLE OF 19DEG. 27'17", A CHORD BEARING OF S38DEG. 42'17"W, AND A CHORD DISTANCE OF 272.03 FEET); 9) THENCE S48DEG. 25'56"W 81.71 FEET TO A POINT OF CURVATURE; 10) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 264.07 FEET (SAID CURVE HAVING A RADIUS OF 375.00 FEET, A CENTRAL ANGLE OF 40DEG. 20'48", A CHORD BEARING OF S68DEG. 36'17"W, AND A CHORD DISTANCE OF 258.65 FEET); 11) THENCE S88DEG. 46'44"W
63.66 FEET TO THE POINT OF ENDING OF THE CENTERLINE OF COMMERCE DRIVE EASEMENT PROPOSED TO BE 60 FEET WIDE, SAID POINT OF ENDING ALSO BEING ON THE EAST LINE OF WOODLAND DRIVE (PROPOSED TO BE 86 FEET WIDE) AND DESCRIBED AS
FOLLOWS:

COMMENCING AT POINT "B1"; THENCE S43DEG. 41'32"W 43.00 FEET TO THE POINT OF BEGINNING OF THE CENTERLINE OF WOODLAND DRIVE EASEMENT (PROPOSED TO BE 86 FEET WIDE) SAID POINT OF BEGINNING ALSO BEING ON THE SOUTHWESTERLY LINE OF SAID COMMERCE DRIVE (PROPOSED TO BE 86 FEET WIDE); THENCE ALONG SAID CENTERLINE OF WOODLAND DRIVE THE FOLLOWING COURSES AND DISTANCES: 1) S43DEG. 41'32"W 122.96 FEET TO A POINT OF CURVATURE; 2) THENCE ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 550.24 FEET (SAID CURVE HAVING A RADIUS OF 700.00 FEET, A CENTRAL ANGLE OF 45DEG. 02'15", A CHORD BEARING OF S21DEG. 10'24"W, AND A CHORD DISTANCE OF 536.18 FEET); 3) THENCE S01DEG. 20'43"E 1369.52 FEET TO A POINT OF CURVATURE; 4) THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 200.68 FEET (SAID CURVE HAVING A RADIUS OF 525.00 FEET, A CENTRAL ANGLE OF 21DEG. 54'06", A CHORD BEARING OF S09DEG. 36'15"W, AND A CHORD DISTANCE OF
199.46 FEET); 5) THENCE S20DEG. 33'23"W 180.57 FEET TO A POINT OF CURVATURE;
6) THENCE ALONG A CURVE TO THE LEFT AN ARC DISTANCE OF 199.55 FEET (SAID CURVE HAVING A RADIUS OF 525.00 FEET; A CENTRAL ANGLE OF 21DEG. 46'39", A CHORD BEARING OF S 09DEG. 40'04"W, AND A CHORD DISTANCE OF 198.35 FEET); 7) THENCE S01DEG. 13'16"E 501.08 FEET TO A POINT "C1", SAID POINT BEING ON THE CENTERLINE OF PROPOSED WOODLAND DRIVE (86 FT. WIDE).

ALSO BEGINNING FROM POINT "C1"; THENCE N88DEG. 46'44"E 45.37 FEET TO THE INTERSECTION OF THE EAST LINE OF PROPOSED WOODLAND DRIVE EASEMENT (WIDTH NOW VARIES) AND THE SOUTH LINE OF COMMERCE DRIVE EASEMENT (60 FT. WIDE); THENCE S01DEG. 17'16"E 870.08 FEET ALONG SAID EAST LINE OF W00DLAND DRIVE TO THE NORTH RIGHT-OF-WAY LINE OF SIBLEY ROAD (1/2 WIDTH 75 FT. WIDE); THENCE S88DEG. 47'37"W
114.38 FEET ALONG SAID NORTH LINE OF SIBLEY ROAD TO THE WEST LINE OF WOODLAND DRIVE (WIDTH VARIES); THENCE THE FOLLOWING COURSES AND DISTANCES ALONG THE WEST LINE OF WOODLAND DRIVE: 1) N01DEG. 13'16"W 113.81 FEET; 2) N09DEG. 42'07"E
131.93 FEET; 3) N01DEG. 13'16"W 626.69 FEET; THENCE N88DEG. 46'44"E 43.00 FEET
TO POINT C1.

ROAD EASEMENT DESCRIPTIONS (HURON COMMERCE)PAGE 3


ALSO COMMENCING AT POINT "A1"; THENCE N88DEG. 28'31"E 43.00 FEET ALONG THE SOUTH RIGHT-OF-WAY LINE OF PENNSYLVANIA ROAD (CURRENTLY 66 FEET WIDE) TO THE POINT OF BEGINNING OF A BOULEVARD SECTION OF PROPOSED COMMERCE DRIVE EASEMENT; THENCE CONTINUING N88DEG. 28'31"E 1.26 FEET ALONG SAID NORTH LINE OF PENNSYLVANIA ROAD TO A POINT ON THE MICHIGAN DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY; THENCE S01DEG. 31'30"E 17.00 FEET; THENCE ALONG THE SOUTH LINE OF THE MDOT 50 FOOT RIGHT-OF-WAY N88DEG. 28'31"E 22.69 FEET TO THE EAST LINE OF THE BOULEVARD SECTION OF THE PROPOSED COMMERCE DRIVE EASEMENT; THENCE ALONG THE EAST LINE OF SAID BOULEVARD THE FOLLOWING TWO COURSES: 1) S01DEG. 20'43"E 84.19 FEET; 2) S09DEG. 57'53"W 122.37 FEET TO THE EAST LINE OF COMMERCE DRIVE EASEMENT (86 FEET
WIDE); THENCE N01DEG. 20'43"W 221.11 FEET TO THE POINT OF BEGINNING OF THIS SECTION OF COMMERCE DRIVE BOULEVARD.

EXHIBIT A-17
CEDARPOINTE PHASE I
ONTARIO, CA

Parcel 1 of Parcel Map No. 11914, in the city of Ontario, county of San Bernardino, state of California, as per plat recorded in Book 140 of parcel maps, Pages 30 through 33, records of said county.

EXHIBIT A-18
CEDARPOINTE PHASE III
ONTARIO, CA

Parcel A:

Parcel 3 of Parcel Map No. 11914, in the city of Ontario, county of San Bernardino, state of California, as per plat recorded in Book 140 of parcel maps, Pages 30 to 33, inclusive of records of said county.

Parcel B:

All of Parcels 4 through 10, inclusive of Parcel Map No. 11914, in the county of San Bernardino, state of California, as per plat recorded in Book 140 of parcel maps, Pages 30 through 33, inclusive, records of said county, combined as one parcel, described as follows:

Commencing at the southeast corner of said Parcel 7, being the point of beginning; thence north 89 degrees 17 minutes 40 seconds west 251.00 feet along the south line of said Parcel 7; thence northerly along a curve concave to the northeast and having a radius of 34.00 feet through a central angle of 90 degrees 00 minutes 00 seconds, a distance of 53.41 feet; thence north 00 degrees 42 minutes 20 seconds east 915.72 feet; thence northerly along a curve concave to the east and having a radius of 120.00 feet, through a central angle of 19 degrees 17 minutes 12 seconds, a distance of 40.39 feet to a point of reverse curve; thence northerly along a curve concave to the west and having a radius of 76.00 feet, through a central of 00 degrees 31 minutes 01 seconds, a distance 0.69 feet to a point; thence south 89 degrees 17 minutes 40 seconds east 196.45 feet; thence north 21 degrees 58 minutes 17 seconds east 34.36 feet; thence south 64 degrees 26 minutes 30 seconds east
76.19 feet; thence south 89 degrees 17 minutes 40 seconds east 395.98 feet; thence south 00 degrees 01 minutes 58 seconds west 955.67 feet; thence westerly along a curve concave to the northwest and having a radius of 34.00 feet through a central of 90 degrees 40 minutes 22 seconds, a distance of
53.81 feet; thence north 89 degrees 17 minutes 40 seconds west 373.21 feet to the southeast corner of said Parcel 7, the point of beginning and the end of this description.

Pursuant to Certificate of Correction No. Ll96-04, recorded October 2, 1996, Instrument No. 96-364175, official records.

EXHIBIT A-19
CEDARPOINTE PHASE II
ONTARIO, CA

Parcel No. 1:

Parcel 11 of Parcel Map No. 11914, in the city of Ontario, county of San Bernardino, state of California, as per plat recorded in Book 140 of parcel maps, Pages 30 through 33, inclusive, records of said county.

Parcel No. 2

Parcel "B", as per plat attached to that certain certificate approving a lot line adjustment, Owner's Certificate No. Ll91-03 recorded May 22, 1991, Instrument No. 91-174292, official records, being further described as follows:

Parcels 12 and 13 of Parcel Map No. 11914, in the city of Ontario, county of San Bernardino, state of California, as per plat recorded in Book 140 of parcel maps, Pages 30 through 33, inclusive, records of said county.

Excepting therefrom the southerly 114.00 feet of said Parcel 13.

EXHIBIT A-35
CORPORATE CROSSING
BOLINGBROOK, IL

PARCEL 1

Lot 3 (except part conveyed in document R95-003616 Exhibit A) and all of Lot 4 and Outlot A in Corporate Crossing, being a subdivision of part of the southwest quarter of Section 13, and a part of Section 14, and of part of the northeast quarter of Section 23, all in Township 37 North, Range 10 East of the Third Principal Meridian according to the plat thereof recorded July 27, 1992 as Document R92-587855, in the Village of Bolingbrook, Will County, Illinois.

PARCEL 2

Lots 1 and 3 in I.D.I.'s Second re-subdivision according to the plat thereof recorded June 24, 1996 as Document R96-55998 being a Subdivision of part of the southwest quarter of Section 13, and of part of Section 14, and a part of the northeast quarter of Section 23, all in Township 37 North, Range 10 East of the Third Principal Meridian, according to the plat thereof recorded on July 27, 1992 as Document Number R92-57855, in the Village of Bolingbrook, Will County, Illinois.

PARCEL 3

Lot 3 in I.D.I.'s Third re-subdivision according to the plat thereof recorded December 12, 1996 as document R96-111032 being a resubdivision of Lot 6 in Corporate Crossing being a subdivision of part of the southwest quarter of Section 13, and a part of Section 14, and of part of the northeast quarter of Section 23, all in Township 37 North, Range 10 East of the Third Principal Meridian, according to the Plat thereof recorded on July 27, 1992, as Document Number R92-57855 and also of Lot 1 and Lot 3 in I.D.I.'s First re-subdivision being a re-subdivision of Lot 7 in said Corporate Crossing according to the plat thereof recorded on November 20, 1995 as Document Number R-95-90280, all in the Village of Bolingbrook, Will County, Illinois.

                                      EXHIBIT B
                             ALLOCATION OF PURCHASE PRICE

PROJECT DESCRIBED                                       ALLOCATED PRICE

A-7  Huron -  (vacant land)                                 $6,690,000
A-8  Huron - Ford Parking Lot  (included in above)

A-17 Cedarpointe Phase I (vacant land)                      $3,055,000
A-18 Cedarpointe Phase III (vacant land)                    (included in above)
     (Timberland Tract)
A-19 Cedarpointe Phase II  (vacant land)                    (included in above)

A-35 Corporate Crossing  (vacant land)                      $4,678,000